                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of December, 1997.


                                                /s/ R. Bryant
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 5th day of December, 1997.


                                                /s/ David L. Henninger
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of December, 1997.


                                                /s/ Chester J. Jachimiec
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of December, 1997.


                                                /s/ James D. Jennings
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of December, 1997.


                                                /s/ Timothy Johnston
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this --- day of December, 1997.


                                                /s/ Andrew J. Kelly
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of December, 1997.


                                                /s/ D. L. Luke
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of December, 1997.


                                                /s/ Thomas B. McDade
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of December, 1997.


                                                /s/ ??????
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of December, 1997.


                                                /s/ James P. Norris
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of December, 1997.


                                                /s/ Richard S. Rouse
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of December, 1997.


                                                /s/ Fredric Sigmund
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 8th day of December, 1997.


                                                /s/ John M. Sullivan
                                                -----------------------------

                        GROUP MAINTENANCE AMERICA CORP.

                               POWER OF ATTORNEY

        The undersigned, in his capacity as a Director of Group Maintenance America Corp., a Texas corporation (the "Company"), does hereby appoint Randolph
W. Bryant and Darren B. Miller, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of the Company, a Registration Statement on Form S-4 for the registration of 7,000,000 shares of the Company's common stock, par value $.001 per share, which may be offered by the Company in connection with future acquisitions of businesses pursuant to mergers, consolidations, transfers of assets, share exchanges or similar transactions and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, granting to each of said attorneys the full power and authority to do and perform, with or without the other of said attorneys, in the name and on behalf of the undersigned, in any and all capacities, every lawful act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the lawful acts of said attorneys and each of them.

        IN TESTIMONY WHEREOF, the undersigned has executed this instrument this ___ day of December, 1997.


                                                /s/ James D. Weaver
                                                -----------------------------